Earnings/Loss Per Share Dividends	12 Months Ended
Dec. 31, 2019
Statement [LineItems]
Earnings/Loss Per Share Dividends
41.	EARNINGS/LOSS PER SHARE. DIVIDENDS
Basic earnings per share were calculated by dividing net profit / loss attributable to common shareholders of the Bank by the weighted average number of common shares outstanding during the fiscal year.

To determine the weighted average number of common shares outstanding during the fiscal year, the Bank used the number of common shares outstanding at the beginning of the period adjusted, if applicable, by the number of common shares bought back or issued during the fiscal year multiplied by the number of days that the shares were outstanding in the period. Note 40 provides a breakdown of the changes in the Bank’s capital stock.
The calculation of basic earnings per share is disclosed in the table of Earnings per share included in the consolidated statement of income.
Dividends paid and proposed
Cash dividends paid during the fiscal years 2018 and 2017 to the shareholders of the Bank amounted to 6,940,053 (nominal amount: 3,348,315) and 1,824,679 (nominal amount: 701,476), respectively, which considering the number of shares outstanding to the date of effective payment and the inflation adjustment, represented 10.83 and 2.72 pesos per share, respectively.
The Shareholders’ Meeting held on April 30, 2019 resolved to distribute cash dividends for an amount of 8,506,548 (nominal amount: 6,393,978), which considering the number of shares outstanding at the date of such resolution and the inflation adjustment, represented 13.30 per share. These cash dividends were paid and made available on May 14, 2019. See also note 50.
Finally, the Shareholders’ Meeting dated on April 30, 2020, approved, among other issues, to distribute a cash dividend for an amount of 12,788,268 (nominal amount) which represents 20 per share. As mentioned in note 50, no earning distribution will be approved by the BCRA up to June 30, 2020.